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            AMENDMENT TO FUND ADMINISTRATION AGREEMENT


      Franklin Templeton Services, LLC and Franklin Global Trust, a Delaware business trust, hereby amend Schedule A of their Fund Administration Agreement of December 29, 2000 to read as follows:


                                   SCHEDULE A


                          FUND ADMINISTRATION AGREEMENT
                                     between
                        FRANKLIN TEMPLETON SERVICES, LLC
                                       and
                              FRANKLIN GLOBAL TRUST
                                  on behalf of

                      Franklin Global Aggressive Growth Fund
                      Franklin Global Growth Fund
                      Franklin International Smaller Companies Growth Fund


      The parties hereto have caused this Amendment to Schedule A to the Fund Administration Agreement to be executed by their duly authorized officers as of October 15, 2002.


FRANKLIN GLOBAL TRUST


By:  /s/Murray L. Simpson
     __________________________
        Murray L. Simpson
Title:  Vice President & Secretary



FRANKLIN TEMPLETON SERVICES, LLC
(formerly Franklin Templeton Services, Inc.)


By: /s/ Leslie M. Kratter
    _________________________
        Leslie M. Kratter
Title:  Senior Vice President
        & Secretary




            AMENDMENT TO FUND ADMINISTRATION AGREEMENT


      Franklin Templeton Services, LLC and Franklin Global Trust, a Delaware business trust, hereby amend Schedule B of their Fund Administration Agreement of December 29, 2000 to read as follows:

                                   SCHEDULE B

           Franklin Global Aggressive Growth Fund, Franklin Global Growth Fund and Franklin International Smaller Companies Growth Fund each agree to pay to the Administrator as compensation for such services a monthly fee equal on an annual basis to 0.20% of the average daily net assets of the Fund.


      The parties hereto have caused this amendment to Schedule B to the Fund Administration Agreement to be executed by their duly authorized officers as of October 15, 2002.



FRANKLIN GLOBAL TRUST


By:  /s/Murray L. Simpson
     __________________________
        Murray L. Simpson
Title:  Vice President & Secretary



FRANKLIN TEMPLETON SERVICES, LLC
(formerly Franklin Templeton Services, Inc.)


By: /s/ Leslie M. Kratter
    _________________________
        Leslie M. Kratter
Title:  Senior Vice President
        & Secretary